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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      April 1, 1999
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                          New Horizons Worldwide, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                     0-17840                22-2941704
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number)        Identification Number)

500 Campus Drive                         Morganville, New Jersey      07751
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:         (732) 536-8501
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

              A. CHARLOTTE ACQUISITION

         On April 1, 1999, New Horizons Worldwide, Inc. (the "Company"), through its indirect wholly-owned subsidiary, New Horizons Computer Learning Center of Charlotte, Inc. ("NHCLC-Charlotte"), a Delaware corporation, acquired from INNOVAK International Incorporated ("Charlotte-Seller"), a South Carolina corporation, substantially all of the assets (consisting primarily of cash, equipment, certain intellectual property and contract rights, accounts receivable and inventory) (collectively, the "Charlotte Assets") used in connection with Charlotte-Seller's computer training business (the "Charlotte Business"). The acquisition was accomplished pursuant to an Asset Purchase Agreement dated April 1, 1999, among Charlotte-Seller, Robert Remington, NHCLC-Charlotte, and the Company (the "Charlotte Agreement"). A copy of the Charlotte Agreement is filed as Exhibit 2.1 hereto.

         As consideration for this acquisition, NHCLC-Charlotte and the Company delivered to Charlotte-Seller at Closing (as defined in the Charlotte Agreement) $3,000,000 in cash and 40,088 shares of common stock, $.01 par value, of the Company. Additionally, $200,000 was retained by the Company in an interest-bearing account, to be paid to Charlotte-Seller following the Net Worth Adjustment (as defined in the Charlotte Agreement). The purchase price and other terms of the Charlotte Agreement were determined through arms-length negotiations. Prior to Closing, Charlotte-Seller was a franchisee of New Horizons Computer Learning Centers, Inc. ("NHCLC"), a wholly-owned subsidiary of New Horizons Education Corporation, which, in turn, is a wholly-owned subsidiary of the Company. The franchise agreement between Charlotte-Seller and NHCLC was terminated at Closing. Robert Remington, the sole shareholder of Charlotte-Seller, also owns a franchise for the Orlando, Florida area. Except for the Orlando Franchise, and an employment agreement entered into as of the Closing with Robert Remington, there are no material relationships between the Company and Charlotte-Seller or any of their respective affiliates, shareholders, directors or officers.

         The Company paid the cash portion of the purchase price with funds on hand obtained from its normal business operations.

         The Charlotte Business provides computer training services to individuals and businesses in and around the Charlotte, North Carolina area. The Company intends to cause NHCLC-Charlotte to utilize the Charlotte Assets in order to operate the Charlotte Business substantially as operated prior to its acquisition.

             B. SACRAMENTO ACQUISITION

         On April 1, 1999, the Company, through its indirect wholly-owned subsidiary, New Horizons Computer Learning Center of Sacramento, Inc. ("NHCLC-Sacramento"), a Delaware corporation, acquired from X-Tech Incorporated, a California corporation ("Sacramento-Seller"), substantially all of the assets (consisting primarily of equipment, certain


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intellectual property and contract rights, accounts receivable and inventory)
(collectively, the "Sacramento Assets") used in connection with Sacramento-Seller's computer training business (the "Sacramento Business"). The acquisition was accomplished pursuant to an Asset Purchase Agreement dated April 1, 1999, among Sacramento-Seller, John Xepoleas, Northwestern Technical College, a California corporation and affiliate of Sacramento-Seller ("NTC"), NHCLC-Sacramento and NHCLC (the "Sacramento Agreement"). A copy of the Sacramento Agreement is filed as Exhibit 2.2 hereto.

         As consideration for this acquisition, NHCLC-Sacramento delivered to Sacramento-Seller at Closing (as defined in the Sacramento Agreement) $3,000,000 in cash. Additionally, $200,000 was retained by the Company in an interest-bearing account, to be paid to Sacramento-Seller following the Net Worth Adjustment (as defined in the Sacramento Agreement). The purchase price and other terms of the Sacramento Agreement were determined through arms-length negotiations. Prior to Closing, Sacramento-Seller was a franchisee of NHCLC. The franchise agreements between Sacramento-Seller and NHCLC were terminated at Closing. Except for a noncompetition agreement, there are no material relationships between the Company and Sacramento-Seller or any of their respective affiliates, shareholders, directors or officers.

         The Company paid the purchase price with funds on hand obtained from its normal business operations.

         The Sacramento Business provides computer training services to individuals and businesses in and around the Sacramento and Stockton, California, areas. The Company intends to cause NHCLC-Sacramento to utilize the Sacramento Assets in order to operate the Sacramento Business substantially as operated prior to its acquisition.

Item 5.  OTHER EVENTS.

         The Company issued a News Release on April 5, 1999, a copy of which is filed as Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The Company has determined that neither the Charlotte Business nor the Sacramento Business is, individually or in the aggregate, a business as to which any one of the conditions specified in the definition of "significant subsidiary" in Rule 1-02(w) of Regulation S-X exceeds 20 percent, and therefore the financial statements of the Charlotte Business and Sacramento Business are not required to be filed pursuant to Rule 3-05(b) of Regulation S-X.

         (b) PRO FORMA FINANCIAL INFORMATION. The Company has determined that neither the Charlotte Business nor the Sacramento Business is, individually or in the aggregate, a business as to which any one of the conditions specified in the definition of "significant


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subsidiary" in Rule 1-02(w) of Regulation S-X exceeds 20 percent, and therefore pro forma financial information is not required to be filed pursuant to Article 11 of Regulation S-X.

                  (c)      EXHIBITS.

                  2.1 Asset Purchase Agreement, dated April 1, 1999, among Charlotte-Seller, Robert Remington, NHCLC-Charlotte, and the Company.*

                  2.2 Asset Purchase Agreement, dated April 1, 1999, among Sacramento-Seller, John Xepoleas, NTC,
                           NHCLC-Sacramento, and NHCLC.*

                  10.1 Employee Agreement, dated April 1, 1999, between NHCLC-Charlotte and Robert Remington.

                  10.2 Noncompetition Agreement, dated April 1, 1999, among Sacramento-Seller, John Xepoleas, NTC,
                           NHCLC-Sacramento and NHCLC.

                  99.1     News Release from the Company, dated April 5, 1999.

* The Registrant agrees by this filing to supplementally furnish a copy of the Exhibits and Schedules to this Asset Purchase Agreement to the Commission upon request.



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                                    SIGNATURE
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             NEW HORIZONS WORLDWIDE, INC.

Date:  April 15, 1999           By: /s/ Robert S. McMillan
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                                   Robert S. McMillan
                                   Vice President, Treasurer, & Chief Financial
                                        Officer



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                                  EXHIBIT INDEX
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       EXHIBIT                  DESCRIPTION OF EXHIBIT
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         2.1      Asset Purchase Agreement, dated April 1, 1999, among
                  Charlotte-Seller, Robert Remington, NHCLC-Charlotte, and the Company.

         2.2 Asset Purchase Agreement, dated April 1, 1999, among Sacramento-Seller, John Xepoleas, NTC, NHCLC-Sacramento, and NHCLC.

         10.1 Employee Agreement, dated April 1, 1999, between NHCLC-Charlotte and Robert Remington.

         10.2 Noncompetition Agreement, dated April 1, 1999, among Sacramento-Seller, John Xepoleas, NTC, NHCLC-Sacramento and NHCLC.

         99.1     News Release from the Company, dated April 5, 1999.


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